Exhibit 99.1

THE RESEARCH FOUNDATION  FOR THE STATE UNIVERSITY OF NEW YORK

AND

FULLER ROAD MANAGEMENT CORPORATION

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of

Akoustis Technologies, Inc.

Report on the Financial Statements

We have audited the accompanying special purpose combined financial statements of The Research Foundation for the State University of New York and Fuller Road Management Corporation, which comprise the special purpose statement of assets acquired and liabilities assumed as of June 26, 2017, and the related special purpose combined statements of revenues and direct expenses for the years ended June 30, 2016 and 2015, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the special purpose statement of assets acquired and liabilities assumed of The Research Foundation for the State University of New York and Fuller Road Management Corporation as of June 26, 2017, and the related special purpose combined statements of revenues and direct expenses for the years ended June 30, 2016 and 2015 in accordance with accounting principles generally accepted in the United States of America.

/s/ Marcum LLP

Marcum LLP

New York, NY

September 11, 2017

  The Research Foundation for the State University of New York
and
Fuller Road Management Corporation

Special Purpose Statement of Assets Acquired and Liabilities Assumed
June 26, 2017

Assets Acquired

Land and land improvements	$1,000,000
Building	3,000,000
Equipment	2,124,650
Inventory	96,049
Customer relationships	81,773

Total Assets Acquired	$6,302,472

Liabilities Assumed

Current Liabilities:
Contingent real estate liability	$1,730,542

Total Liabilities Assumed	$1,730,542

Total Assets Acquired less Liabilities Assumed	$4,572,020

The accompanying notes are an integral part of these Special Purpose Combined Financial Statements

The Research Foundation for the State University of New York

and

Fuller Road Management Corporation

Special Purpose Combined Statements of Revenues and Direct Expenses

	For the Year Ended	For the Year Ended
	June 30, 2016	June 30, 2015

Revenues:
Fabrication services revenue	$2,872,939	$5,018,139
Grant revenue	1,847,912	200,680
Rental revenue	338,814	230,297

Total revenue	5,059,665	5,449,116

Direct expenses
Salaries and wages	2,425,079	2,610,765
Utilities	1,132,403	1,248,154
Fringe benefits	1,032,409	1,075,071
Repairs, maintenance and supplies	890,596	836,114
Lease and services equipment	557,156	567,752
General services	273,274	617,253
Other	252,183	313,128
Total Direct expenses	6,563,100	7,268,237

Net loss	$(1,503,435)	$(1,819,121)

The accompanying notes are an integral part of these Special Purpose Combined Financial Statements

THE RESEARCH FOUNDATION FOR THE STATE UNIVERSITY OF NEW YORK

 AND

 FULLER ROAD MANAGEMENT CORPORATION

NOTES TO THE SPECIAL PURPOSE COMBINED FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION AND NATURE OF BUSINESS

Background

On March 23, 2017, Akoustis Technologies, Inc. (the “Company”) entered into a Definitive Asset Purchase Agreement (the “AP Agreement”) and a Definitive Real Property Purchase Agreement (the “RP Agreement”) (collectively, the “Agreements”) with The Research Foundation for the State University of New York (“RF-SUNY”) and Fuller Road Management Corporation (“FRMC”), an affiliate of RF-SUNY (collectively, “Sellers”) to acquire certain specified assets, including, the Smart Systems Technology & Commercialization Center (STC-MEMS), as well as the real estate and improvements associated with the facility (collectively the “FRMC Assets”). The facility, located in Canandaigua, New York, houses the operations of STC-MEMs (the assets and real estate and improvements referred to together herein as the “Acquired Business”) which was created in 2010 by RF-SUNY as an economic development project. The purpose of the initiative was to explore different technology opportunities with the goal of being a vertically integrated provider of foundry services that would offer its customers the capacity, infrastructure and operational capabilities of semiconductor and advanced manufacturing for aerospace, biomedical, communications, defense, and energy markets. The Company also agreed to assume substantially all the on-going obligations of the Acquired Business incurred in the ordinary course of business including the 29 employees employed by RF-SUNY. The purchase closed on June 26, 2017.

Pursuant to the Agreements, the Company purchased the semiconductor manufacturing tools of the Acquired Business from RF-SUNY and the 120,000-square foot facility and including 57 acres of real estate from FRMC for a purchase price of $1.0 million and $1.75 million, respectively.

The Company is required to pay to FRMC a penalty, as set forth below, if the Company sells the property subject to the RP Agreement within three (3) years after the date of the RP Agreement for an amount in excess of $1,750,000, subject to certain enumerated exceptions. The penalty imposed shall be equivalent to the amount that the sales price of the property exceeds $1,750,000 up to the maximum penalty (“Maximum Penalty”) defined below:

Maximum Penalty
Year 1	$5,960,000
Year 2	$3,973,333
Year 3	$1,986,667

Basis of presentation

The Acquired Business has not historically been accounted for as a separate entity, subsidiary or division of Sellers. In addition, stand-alone financial statements related to the Acquired Business have not been prepared previously as Sellers financial system is not designed to provide complete financial information of the Acquired Business. Therefore, Special Purpose Combined Financial Statements have been prepared to satisfy the financial statement requirements of Rule 3-05 of Regulation S-X in lieu of full financial statements. Thus, the Special Purpose statement of assets acquired and liabilities assumed at June 26, 2017 and statement of revenue and direct expense for the years ended June 30, 2016 and 2015 (the “Special Purpose Combined Financial Statements”) were prepared. Pursuant to a letter dated May 24, 2017 from the staff of the Division of Corporate Finance (the “Division”) of the Securities and Exchange Commission the Division stated that it will not object to the Company’s proposal to provide abbreviated financial statements in satisfaction of the requirements of Rule 3-05 of Regulation S-X.

These Special Purpose Combined Financial Statements have been derived from the accounting records of Sellers using its historical financial information. The Special Purpose Combined Financial Statements do not represent the assets to be sold or liabilities to be assumed or revenues and direct expenses as if the Acquired Business had operated as a separate, stand-alone entity during the periods presented. In addition, the Special Purpose Combined Financial Statements are not meant to be indicative of the financial condition or results of operations of the Acquired Business going forward as a result of future changes in the business and the omission of various operating expenses. The Special Purpose Statement of Assets Acquired and Liabilities Assumed at June 26, 2017, includes only the specific assets and liabilities related to the Acquired Business that were acquired by the Company in accordance with the Agreements, which includes assets and liabilities exclusively related to or used in the Acquired Business. The Special Purpose Statements of Assets and Liabilities assumed are prepared on the fair value basis of the allocation of the Registrant’s purchase price of the acquisition date.

All significant intracompany balances and transactions have been eliminated.

Under Sellers cash management approach, generally all cash, investment and debt balances are managed centrally by Sellers treasury function, and accordingly are not presented in these Special Purpose Combined Financial Statements. Historically, Sellers have not maintained separate records for cash, investment and debt balances managed centrally by Sellers related to the Acquired Business and, as such, it is not practical to identify operating or financing, or investing cash flows associated with the Acquired Business.

The revenues included in the accompanying the Special Purpose Combined Statements of Revenues and Direct Expenses represent revenues directly attributable to Acquired Business. The costs and expenses included in the accompanying Special Purpose Combined Statements of Revenues and Direct Expenses include direct and assigned costs and expenses directly related to the Acquired Business.

The costs and expenses were incurred by Sellers and are assigned to the Acquired Business based on direct usage or benefit where identifiable, with the remainder assigned on a pro rata basis of revenue, headcount, or other relevant measures. The Acquired Business considers the expense assignment methodology and results to be reasonable for all periods presented.

The Special Purpose Combined Statements of Revenues and Direct Expenses do not include expenses not directly associated with the Acquired Business such as corporate, shared services, indirect general & administrative expenses, interest income/expense, other income/expense, and income taxes.

NOTE 2 - SUMMARY OF SIGNFICANT ACCOUNTING POLICIES

Use of estimates and assumptions

The preparation of the Special Purpose combined financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

Critical accounting estimates are estimates for which (a) the nature of the estimate is material due to the levels of subjectivity and judgment necessary to account for highly uncertain matters or the susceptibility of such matters to change and (b) the impact of the estimate on financial condition or operating performance is material. The Company’s critical accounting estimates and assumptions affecting the financial statements were:

(1)	Fair value of long–lived assets: Fair value is generally determined using the asset’s expected future discounted cash flows or market value, if readily determinable. If long–lived assets are determined to be recoverable, but the newly determined remaining estimated useful lives are shorter than originally estimated, the net book values of the long–lived assets are depreciated over the newly determined remaining estimated useful lives. The Company considers the following to be some examples of important indicators that may trigger an impairment review: (i) significant under–performance or losses of assets relative to expected historical or projected future operating results; (ii) significant changes in the manner or use of assets or in the Company’s overall strategy with respect to the manner or use of the acquired assets or changes in the Company’s overall business strategy; (iii) significant negative industry or economic trends; (iv) increased competitive pressures; and (v) regulatory changes. The Company’s evaluates acquired assets for potential impairment indicators at least annually and more frequently upon the occurrence of such events.

These significant accounting estimates or assumptions bear the risk of change due to the fact that there are uncertainties attached to these estimates or assumptions, and certain estimates or assumptions are difficult to measure or value.

Management bases its estimates on various assumptions that are believed to be reasonable in relation to the financial statements taken as a whole under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results could differ from those estimates.

Land, Building, and Equipment

Land, Building and Equipment are stated at their fair market value as of June 26, 2017. Depreciation expense on Building and Equipment is calculated using the straight–line method on the various asset classes over their estimated useful lives, which for equipment ranges from one to seven years and for the Building is 11 years remaining.

The Company utilized the services of an independent appraisal company to assist it in assessing the fair value of the assets acquired from the Acquired Business. This assessment included an evaluation of the fair value of the real estate and fixed assets in addition to the leasehold interests acquired. The real estate was valued utilizing a combination of the income and cost approaches.  The fixed assets were valued utilizing a combination of the market and cost approaches.  The intangible assets, customer relationships, were valued utilizing the income approach.”

Expenditures for major renewals and betterments that extend the useful lives of building and equipment are capitalized. Expenditures for maintenance and repairs, which do not extend the economic useful life of the related assets, are charged to operations as incurred.

Revenue recognition

The Acquired Business, is a semiconductor wafer-manufacturing operation and micro-electromechanical systems (“MEMS”) business with associated wafer-manufacturing tools, as well as the real estate and improvements associated with the facility located in Canandaigua, New York, which is used in the operation of STC-MEMS.

In accordance with GAAP, fabrication services revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectability is reasonably assured.

Grant revenue is recognized when the reimbursement of expenses covered by the award occurs, the expenses are approved by the sponsor and the cash is received from the Sponsor.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective accounting pronouncements, when adopted, will have a material effect on the accompanying Special Purpose Combined financial statements.

NOTE 3 – CONCENTRATIONS

For the year ended June 30, 2016, two customers represented 30% and 16% of the Acquired Business’s revenues. For the year ended June 30, 2015, two customers represented 42% and 39% of the Acquired Business’s revenues.

NOTE 4 – COMMITMENT AND CONTINGENCIES

Real Estate Contingent Liability

In connection with the acquisition of the FRMC Assets, the Company agreed to pay to Fuller Road Management Corporation a penalty, as set forth below, if the Company sells the property subject to the related Definitive Real Property Purchase Agreement within three (3) years after the date of such agreement for an amount in excess of $1,750,000, subject to certain enumerated exceptions. The penalty imposed shall be equivalent to the amount that the sales price of the property exceeds $1,750,000 up to the maximum penalty (“Maximum Penalty”) defined below:

Maximum Penalty
Year 1	$5,960,000
Year 2	$3,973,333
Year 3	$1,986,667

The Contingent Real Estate Liability was calculated at fair value by an independent third- party appraisal firm, utilizing a present value calculation based on the probability the Company sells the property triggering the contingent penalty. The outstanding liability as of June 30, 2017 was $1,730,542.